                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                June 12, 2002

               (Date of Report/Date of earliest event reported)


                           PHELPS DODGE CORPORATION

            (Exact name of registrant as specified in its charter)

        New York                  333-67606                     13-1808503
(State or other jurisdiction    (Commission File               (IRS Employer
    of incorporation)              Number)                   Identification No.)

                           ONE NORTH CENTRAL AVENUE
                            PHOENIX, ARIZONA 85004
            (Address and zip code of principal executive offices)



                                (602) 366-8100
             (Registrant's telephone number, including area code)

                                     N/A
        (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following documents are filed with reference to the Registration Statement on Form S-3 (File No. 333-67606), of Phelps Dodge Corporation (the "Company") filed with the Securities & Exchange Commission on August 15, 2001:

         1.1 Underwriting Agreement, dated June 6, 2002, between the Company and J.P. Morgan Securities Inc. (Common Shares of the Company); and

         1.2 Underwriting Agreement, dated June 6, 2002, between the Company and J.P. Morgan Securities Inc. (Mandatory Convertible Preferred Shares of the Company).

                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 12, 2002                    PHELPS DODGE CORPORATION
                                       (Registrant)

                                       By:  /s/ Ramiro G. Peru
                                           ------------------------------------
                                           Name:  Ramiro G. Peru
                                           Title: Senior Vive President and
                                                  Chief Financial Officer

                                EXHIBIT INDEX


         1.1 Underwriting Agreement, dated June 6, 2002, between the Company and J.P. Morgan Securities Inc. (Common Shares of the Company)

         1.2 Underwriting Agreement, dated June 6, 2002, between the Company and J.P. Morgan Securities Inc. (Mandatory Convertible Preferred Shares of the Company)